                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY

                           INDEMNIFICATION AGREEMENT
                           -------------------------


          INDEMNIFICATION AGREEMENT, dated as of April 30, 1998 (the "Agreement"), among CDRJ Investments (Lux) S.A., a Luxembourg societe anonyme ("Lux SA"), CDRJ Acquisition Corporation, a Delaware corporation to be renamed
--------
Jafra Cosmetics International, Inc ("JCI"), Jafra Cosmetics International, S.A.
                                     ---
de C.V., a sociedad anonima de capital variable ("JCISA"), Clayton, Dubilier &
                                                  -----
Rice, Inc., a Delaware corporation ("CD&R"), CDRJ Holding Company, a Cayman
                                     ----
Islands Company "Cayman Co") and Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any other investment vehicle managed by CD&R, "CD&R Fund"). Capitalized terms used
                                           ---------
herein without definition have the meanings set forth in Section 1 of this Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, CD&R Fund is managed by CD&R, and the general partner of CD&R Fund is Clayton, Dubilier & Rice Associates V Limited Partnership, a Cayman Islands exempted limited partnership (together with any general partner of any other investment vehicle managed by CD&R, "CD&R Associates"), and the general
                                           ---------------
partner of CD&R Associates is CD&R Investment Associates, Inc., a Delaware corporation (together with any other general partner of CD&R Associates,

"Associates Inc.");
----------------

          WHEREAS, CD&R organized Lux SA, JCI, JCISA and other Subsidiaries to effect the acquisition of the Jafra cosmetics business of The Gillette Company (the "Acquisition") pursuant to the Acquisition Agreement, dated as of January 26, 1998, as amended (the "Acquisition Agreement"), between The Gillette
                           ---------------------
Company, Cayman Co. and Lux SA and the other parties thereto;

          WHEREAS, concurrently with the execution and delivery of this Agreement, JCI is entering into a Consulting Agreement, dated as of the date hereof (the "Consulting Agreement"), by and between Lux SA, JCI, JCISA and CD&R;
             --------------------

          WHEREAS, in order to finance the Acquisition, Lux SA is offering, issuing and selling shares of its stock, par value $2.00 per share, to CD&R Fund and to certain purchasers who are executive officers or key employees of Lux SA, JCI or JCISA (such transactions collectively, the "Equity Offering");
                                                   ---------------

          WHEREAS, in order to finance the Acquisition and related transactions, Lux SA, JCI and JCISA entered into a Credit Agreement, dated as of April 30, 1998, among, Lux SA, JCI and JCISA and the lenders named therein and Credit Suisse First Boston as administrative agent and Chase Securities Inc. as syndication agent, providing for borrowing of up to a maximum principal amount of $90 million (the "Senior
                                                                       -----
Secured Credit Facilities");
---------------------------

          WHEREAS, in order further to finance the Acquisition and related transactions, JCI and JCISA offered and sold (the "Note Offering"), in an
                                                   -------------
offering to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), $100,000,000 aggregate principal
                              --------------
of 11 3/4% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");
                                                    -------------------------

          WHEREAS, CD&R has performed financial, management advisory and other services for the Company, including but not limited to providing assistance in connection with, (i) the preparation, negotiation, execution and delivery of the
                  -
Acquisition Agreement, (ii) the retention of legal, accounting, insurance,
                        --
investment banking, financial and other advisors and consultants in connection with the Acquisition and (iii) the preparation, negotiation, execution and
                          ---
delivery of the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, indentures and indenture supplements, guarantees, mortgages, pledge agreements and other security agreements, subscription, registration rights and participation agreements, exchange agent agreements, and other agreements, instruments and documents, relating to the Financings or the other Transactions, (iv) the preparation and circulation of
                                       --
information and offering memoranda and other materials in connection with the Senior Secured Facilities, the Note Offering and the Equity Offering and (v) the
                                                                          -
structuring, implementation and consummation of the Acquisition (such services collectively, the "Acquisition Services");
                   --------------------

          WHEREAS, it is contemplated that JCI and JCISA will offer (the "Note
                                                                          ----
Exchange Offer") to exchange the Senior Subordinated Notes for substantially
--------------
identical notes to be registered on Form S-4 with the Securities and Exchange Commission (the "Commission");

          WHEREAS, CD&R Fund will purchase capital stock of Lux SA pursuant to the Equity Offering, becoming the majority stockholder of Lux SA;

          WHEREAS, Lux SA or one or more of its respective Subsidiaries from time to time in the future (a) may offer and sell or cause to be offered and
                            -
sold equity or debt securities (such offerings, together with the Note Exchange Offer, being collectively referred to as the "Subsequent Offerings"), including
                                              --------------------
without limitation (i) offerings of shares of Lux SA, and/or options to purchase
                    -
such shares to employees, directors, managers and consultants of and to Lux SA or any Subsidiary (a "Management Offering"), and (ii) one or more offerings of
                      -------------------         --
debt securities for the purpose of refinancing any indebtedness of JCI or JCISA or any Subsidiary or for other corporate purposes, and (b) may repurchase,
                                                        -
redeem or otherwise acquire certain securities of Lux SA or one or more of its Subsidiaries (any such repurchase or redemption being referred to herein as a "Redemption");
             -----------

          WHEREAS, the parties hereto recognize the possibility that claims might be made against and liabilities incurred by CD&R, CD&R Fund, CD&R Associates, Associates Inc. or related persons or affiliates under applicable securities laws or otherwise in connection with the Transactions or the Securities Offerings, or relating to other actions or omissions of or by Lux SA, JCI, JCISA or its respective Subsidiaries, or relating to the provision by CD&R of management consulting, monitoring and financial advisory services to Lux
SA, JCI, JCISA and their respective Subsidiaries, and the parties hereto accordingly wish to provide for CD&R, CD&R Fund, CD&R Associates, Associates Inc. and related persons and affiliates to be indemnified in respect of any such claims and liabilities; and

          WHEREAS, the parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of Lux SA, JCI, JCISA and any Subsidiary in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities;

          NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

          1.   Definitions.
               -----------

         (a) "Claim" means, with respect to any Indemnitee, any claim against
              -----
such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by Lux SA, JCI or JCISA under this Agreement.

         (b) "Consulting Agreement" means the Consulting Agreement, dated as of
              --------------------
the date hereof, among Lux SA, JCI, JCISA and CD&R, as the same may be amended, waived, modified or supplemented from time to time.

         (c) "Financing" means the financings provided for by the Senior
              ---------
Secured Credit Facilities and the Senior Subordinated Notes.

         (d) "Indemnitee" means each of CD&R, Cayman Co., CD&R Fund, CD&R
              ----------
Associates, Associates Inc. CD&R Investment Associates II, Inc., their respective successors and assigns, and their respective directors, officers, partners, members, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended (the "Securities Act"))
                                                           ---------------
and each other person who is or becomes a director or an officer of Lux SA, JCI, JCISA, Cayman Co or any Subsidiary.

         (e) "Obligations" means, collectively, any and all claims,
              -----------
obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

         (f) "Related Document" means any agreement, certificate, instrument or
              ----------------
other document to which Lux SA, JCI, JCISA or any Subsidiary may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time, (A) any registration statement filed by or on behalf of Lux SA,
               -
JCI, JCISA or any Subsidiary with the Commission in connection with the Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (B) any prospectus, preliminary or otherwise, included
                          -
in such registration statements or otherwise filed by or on behalf of Lux SA, JCI, JCISA or any Subsidiary in connection with the Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (C) any private placement or offering
                                        -
memorandum or circular, or other information or materials distributed by or on behalf of Lux SA, JCI, JCISA or any Subsidiary or any placement agent or underwriter in connection with the Transactions or any Securities Offering, (D)
                                                                             -
any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the Transactions or any of the transactions contemplated thereby, (E) any dealer-
                                                               -
manager, underwriting, subscription, purchase, stockholders, option or registration rights agreement or plan entered into or adopted by Lux SA, JCI, JCISA or any Subsidiary in connection with any Securities Offering, (F) any
                                                                     -
purchase, repurchase, redemption or other agreement entered into by Lux SA, JCI, JCISA or any Subsidiary in connection with any Redemption, or (G) any quarterly,
                                                               -
annual or current reports filed by Lux SA, JCI, JCISA or the Company with the Commission, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission in connection therewith.

          (g) "Securities Offerings" means the Note Exchange Offer, the Equity
               --------------------
Offering, any Management Offering, any Redemption and any Subsequent Offering.

          (h) "Subsidiary" means each corporation or other person or entity in
               ----------
which Lux SA, JCI, Cayman Co. or JCISA owns or controls, directly or indirectly, capital stock or other equity interests representing at least 25% of the outstanding voting stock or other equity interests.

          (i) "Transactions" means the Acquisition, the Equity Offering and the
               ------------
Financing.

          2. Indemnification.
             ---------------

          (a) Each of Lux SA, JCI and JCISA (each an "Indemnifying Party" and
                                                      ------------------
collectively, the "Indemnifying Parties"), jointly and severally, agrees to
                   --------------------
indemnify, defend and hold harmless each Indemnitee:

          (i) from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities
                                                              -
     Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                                ------------
     or any other applicable securities or other laws, in connection with any Securities Offering, the Financing, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act
                                         -
     of Lux SA, JCI, JCISA or any Subsidiary or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C)
                                                                        -
     except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, the performance by CD&R of management consulting, monitoring, financial advisory or other services for Lux SA, JCI or JCISA (whether performed prior to the date hereof, hereafter, pursuant to the Consulting Agreement or otherwise); and

          (ii) to the fullest extent permitted by applicable law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such
                                                       -
     Indemnitee is or was a director or an officer of Lux SA, JCI, JCISA, Cayman Co. or any Subsidiary, as the case may be, or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or

     (B) any breach or alleged breach by such Indemnitee of his or her fiduciary
      -
     duty as a director or an officer of Lux SA, JCI, JCISA, Cayman Co. or any Subsidiary, as the case may be;

in each case including but not limited to any and all fees, costs and expenses (including without limitation fees and disbursements of attorneys) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Consulting Agreement.

          (b) Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the
                                                                   -
inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged
                                       --
untrue statement of a material fact contained in any Related Document or (iii)
                                                                          ---
any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Indemnifying Parties shall not be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to Lux SA, JCI or JCISA, as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

          3. Contribution.
             ------------

          (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative
                                                            -
fault of each of Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is
                     --
based upon or relates to the Transactions or any Securities Offering, the relative benefits received by each of Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities

Offering and (iii) if required by applicable law, any other relevant equitable
              ---
considerations.

          (b) If for any reason the indemnity specifically provided for in
Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of Lux SA, JCI, JCISA and
                        -
their Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) the relative
                                                             --
benefits received by Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable
     ---
considerations.

          (c) For purposes of Section 3(a), the relative fault of each of Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation. For purposes of
Section 3(b), the relative fault of each of Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the included or
                                                 -
omitted information relates to information supplied by Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, or by such Indemnitee, on the other, and

(ii) their respective relative intent, knowledge, access to information and
---
opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission. For purposes of Section 3(a) or 3(b), the relative benefits received by each of Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and the Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to Lux SA, JCI, JCISA and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering.

          (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section. The Indemnifying Parties shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances any Indemnifying Party would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from any Indemnifying Party with respect to any Obligation covered by the indemnity specifically provided for in
Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

          4. Indemnification Procedures.
             --------------------------

          (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify Lux SA, JCI, JCISA or the appropriate Subsidiary, as the case may be, in writing of the Claim (the "Notice
                                                                          ------
of Claim") with reasonable promptness after such Indemnitee has such knowledge
--------
relating to such Claim and has notified CD&R thereof. The Notice of Claim shall specify all material facts known to CD&R (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if CD&R (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of CD&R to give such Notice of Claim shall not relieve any Indemnifying Party of its respective indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to it and it is materially injured as a result of the failure to give such Notice of Claim. The Indemnifying Parties shall, at their expense, undertake the defense of such Claim with attorneys of their own choosing satisfactory in all respects to CD&R. CD&R may participate in such defense with counsel of CD&R's choosing at the expense of the Indemnifying Parties. In the event that none of the Indemnifying Parties undertake the defense of the Claim within a reasonable time after CD&R has given the Notice of Claim, or in the event that CD&R shall in good faith determine that the defense of any claim by the Indemnifying Parties is inadequate or may conflict with the interest of any Indemnitee, CD&R may, at the expense of the Indemnifying Parties and after giving notice to the Indemnifying Parties of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties. In the defense of any Claim, the Indemnifying Parties shall not, except with the prior written consent of CD&R, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim. In each case,

CD&R and each other Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as the Indemnifying Parties are conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of CD&R or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by CD&R or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

          (b) The Indemnifying Parties hereby agree to advance costs and expenses, including attorney's fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of CD&R or such Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by any Indemnifying Party as authorized by this Agreement.

          (c) CD&R shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by CD&R (the "Notice of Payment"). The amount
                                                -----------------
of any Claim actually paid by CD&R shall bear simple interest at the rate equal to The Chase Manhattan Bank prime rate as of the date of such payment plus 2% per annum, from the date any Indemnifying Party receives the Notice of Payment to the date on which any Indemnifying Party shall repay the amount of such Claim plus interest thereon to CD&R.

          5.   Certain Covenants.  Lux SA agrees to cause each of JCI and JCISA
               -----------------
to perform its obligations under this Agreement. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of Lux SA, JCI and JCISA hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. Following its merger with Jafra Cosmetics International, Inc., a California corporation, JCI shall maintain the State of Delaware as its state of incorporation and shall implement and maintain in full force and effect any and all corporate charter and by-law provisions that may be necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by Delaware corporate law, including without limitation a provision of its certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by Section 102(b)(7) (or any successor section thereto) of the General Corporation Law of the State of Delaware, as it may be amended from time to time.

          6.   Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:

          (a)  if to Lux SA, JCI or JCISA, to:

               Jafra Cosmetics International, Inc.
               2451 Townsgate Road
               Westlake Village, CA  91361
               Telephone: (805) 449-3000
               Facsimile:

               Attention:  Ralph S. Mason, III, Esq.
               ---------


          (b)  if to CD&R, to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue, 18th Floor
               New York, New York  10152
               Telephone: (212) 407-5200
               Facsimile: (212) 407-5252

               Attention: Donald J. Gogel
               ---------

          (c)  if to the CD&R Fund, to:

               Clayton, Dubilier & Rice
                 Fund V Limited Partnership
               1403 Foulk Road, Suite 106
               Wilmington, Delaware 19803

               Attention: General Partner
               ---------

or to such other address or such other person as Lux SA, JCI, JCISA, CD&R or the CD&R Fund, as the case may be, shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Telephone:  (212) 909-6000
               Facsimile:  (212) 909-6836

               Attention:  Paul S. Bird, Esq.
               ---------

          7.   Governing Law.  This Agreement shall be governed in all respects,
               -------------
including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws.

          8.   Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

          9.   Miscellaneous.  The headings contained in this Agreement are for
               -------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by Lux SA, JCI or JCISA without the prior written consent of CD&R and the CD&R Fund. This Agreement is not intended to confer any right or remedy hereunder upon any person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or other Indemnitee may otherwise have at law or in equity or otherwise. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.


                         CDRJ INVESTMENTS (LUX) S.A.


                         By: /s/ David A. Novak
                             -----------------------------------
                             Name:  David A. Novak
                             Title:  Secretary


                         CDRJ ACQUISITION CORPORATION
                         (to be renamed Jafra Cosmetics International, Inc.)


                         By: /s/ David A. Novak
                             ----------------------------------------
                             Name:  David A. Novak
                             Title:  Secretary


                         JAFRA COSMETICS INTERNATIONAL,
                              S.A. de C.V.


                         By: /s/ David A. Novak
                             ----------------------------------------------
                             Name:  David A. Novak
                             Title:  Vice President


                              CLAYTON, DUBILIER & RICE, INC.


                         By: /s/ Donald J. Gogel
                             -----------------------------------------
                             Name: Donald J. Gogel
                             Title:  President, Assistant Secretary and
                                             Assistant Treasurer

                  CLAYTON, DUBILIER & RICE FUND V
                       LIMITED PARTNERSHIP

                  By:  CD&R Associates V Limited Partnership,
                            the General Partner

                       By:  CD&R Investment Associates II, Inc.
                                 its managing general partner


                            By:/s/ Donald J. Gogel
                               ---------------------------------------
                                  Name:  Donald J. Gogel
                                  Title:  President, Assistant Secretary and
                                                Assistant Treasurer



                  CDRJ HOLDING COMPANY


                            By:/s/ David A. Novak
                               -------------------------------------
                                  Name:  David A. Novak
                                  Title:  Vice President